                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Subsection 240.14a-11(c) or
Subsection 240.14a-12

                 KENTUCKY FIRST BANCORP, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

                 KENTUCKY FIRST BANCORP, INC.
----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   $125 per Exchange Rules 0-11(c)(1)(iii), 14a-6(i)(1), or
      14a-6(i)(2).
[  ]  $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(i)(3).
[  ]  Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
_________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
_________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11:
_________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

_________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                          October 2, 1996






Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Kentucky First Bancorp, Inc. to be held at the main office of First Federal Savings Bank, 306 North Main Street, Cynthiana, Kentucky on Wednesday, November 6, 1996 at 4:30 p.m., local time. Your Board of Directors and Management look forward to personally greeting those stockholders able to attend.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company as well as representatives of Grant Thornton, LLP, the Company's independent auditors, will be present to respond to any questions the stockholders may have.

     WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. On behalf of your Board of Directors, thank you for your interest and support.

                                          Sincerely,

                                          /s/ Betty J. Long

                                          Betty J. Long
                                          President

_________________________________________________________________
                    KENTUCKY FIRST BANCORP, INC.
                       306 NORTH MAIN STREET
                    CYNTHIANA, KENTUCKY 41031-1210
                           (606) 234-1440
_________________________________________________________________
               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    To Be Held on November 6, 1996
_________________________________________________________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders (the "Meeting") of Kentucky First Bancorp, Inc. (the
"Company"), will be held at the main office of First Federal
Savings Bank, 306 North Main Street, Cynthiana, Kentucky at 4:30 p.m. on Wednesday, November 6, 1996.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

        1.     The election of two directors of the Company; and

        2. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing pro-posals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of busi-ness on September 18, 1996, are the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Kevin R. Tolle

                              KEVIN R. TOLLE
                              SECRETARY
Cynthiana, Kentucky
October 2, 1996
_________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PLEASE ACT PROMPTLY.
_________________________________________________________________

_________________________________________________________________
                       PROXY STATEMENT
                             OF
                 KENTUCKY FIRST BANCORP, INC.
                   306 NORTH MAIN STREET
               CYNTHIANA, KENTUCKY  41031-1210

               ANNUAL MEETING OF STOCKHOLDERS
                     NOVEMBER 6, 1996
_________________________________________________________________

_________________________________________________________________
                         GENERAL
_________________________________________________________________

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Kentucky First Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the main office of First Federal Savings Bank, 306 North Main Street, Cynthiana, Kentucky on Wednesday, November 6, 1996, at 4:30 p.m., local time. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about October 2, 1996.

_________________________________________________________________
             VOTING AND REVOCABILITY OF PROXIES
_________________________________________________________________

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secre-tary of the Company, at the address shown above, by filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting or by attending the Meeting and voting in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR SET FORTH BELOW AND IN FAVOR OF EACH OF THE OTHER PROPOSALS SET FORTH IN THIS PROXY STATEMENT TO BE CONSIDERED AT THE MEETING. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Meeting. Proxies marked as abstentions, and shares held in street name which have been designated by brokers on proxies as not voted, will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes will, however, be treated as shares present for purposes of determining whether a quorum is present.

_________________________________________________________________
        VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
_________________________________________________________________

     The securities entitled to notice of and to vote at the Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on September 18, 1996 (the "Record Date"), are entitled to one vote for each share of Common Stock then held.
As of the Record Date, there were 1,388,625 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Meeting.

     Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934 with the Company and the Securities and Exchange Commission ("SEC"). Based on such reports (and certain other written information received by the Company), management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock as of the Record Date. The following table sets forth, as of the Record Date, certain information as to those persons who were the beneficial owners of more than five percent (5%) of the Company's outstanding shares of Common Stock, the shares beneficially owned by the Company's Chief Executive Officer and the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group.

                                      AMOUNT AND      PERCENT OF
NAME AND ADDRESS                      NATURE OF       SHARES OF
   OF CERTAIN                         BENEFICIAL     COMMON STOCK
BENEFICIAL OWNERS                     OWNERSHIP(1)   OUTSTANDING
------------------                    ---------      ------------
Kentucky First Bancorp, Inc.            111,090 (2)      8.0%
Employee Stock Ownership Plan
306 North Main Street
Cynthiana, Kentucky  41031-1210

Betty J. Long                            11,012 (3)      0.79%

All Executive Officers and Directors    123,189          8.87%
 as a Group (11 persons)

___________
(1) Includes all shares held directly as well as by spouses or as custodian or trustee for minor children, and shares held by a group acting in concert, over which shares the named individuals effectively exercise sole voting and investment power, or for a group acting in concert, share voting and investment power.
(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors Wilson, Midden and Rees, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received generally are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors.
(3) Includes 8,300 shares held for the benefit of Ms. Long by the First Federal Savings Bank Thrift 401(k) Profit Sharing Plan (the "401(k) Plan").

_________________________________________________________________
             PROPOSAL I -- ELECTION OF DIRECTORS
_________________________________________________________________

     The Company's Board of Directors is composed of eight members. The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors has nominated William D. Morris and G. Bernard Midden, Jr., each of whom are currently members of the Board, to serve as directors for a three-year period.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     Under the Company's Bylaws, directors shall be elected by a plurality of the votes of the shares present in person or by proxy at the Meeting. Votes which are not cast at the Meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes which have been cast for or against the election of a nominee.

     Unless otherwise specified on the proxy, it is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees.


        The following table sets forth the names of the Board's nominees for election as directors of the Company and of those directors who will continue to serve as such after the Meeting. Also set forth is certain other information with respect to each person's age, the year he or she first became a director of the Company's wholly owned subsidiary, First Federal Savings Bank (the "Bank" or "First Federal"), the expiration of his or her term as a director, and the number and percentage of shares of the Common Stock beneficially owned. All of the individuals were initially appointed as director of the Company in 1995 in connection with the Company's incorporation.

                                                            Shares of
                                 Year First                 Common Stock
                                 Elected as     Current     Beneficially
                      Age at     Director of     Term       Owned at the     Percent
     Name           Record Date  the Bank      to Expire    Record Date(1)   of Class
------------------------------------------------------------------------------------

                        BOARD NOMINEE FOR TERM TO EXPIRE IN 1999

William D. Morris        72        1963          1996        16,200 (2)        1.17%

G. Bernard Midden, Jr.   71        1978          1996        10,000            0.72%

                             DIRECTORS CONTINUING IN OFFICE

Luther O. Beckett        72        1968          1997        10,000            0.72%

Diane Ritchie            47        1987          1997        23,850            1.72%

John Swinford            64        1968          1997        11,000            0.79%

Betty J. Long            49        1995          1998        11,012 (3)        0.79%

Milton G. Rees           65        1968          1998        15,025 (4)        1.08%

Wilbur H. Wilson         58        1980          1998        19,413 (5)        1.40%

______________
(1) Includes stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the individual's household; stock allocated through certain employee benefit plans of the Company; and stock in which the individual either has or shares voting and/or investment power. Each person or relative of such person whose shares are included herein exercises sole or shared voting and dispositive power as to the shares reported. Does not include shares with respect to which Directors Wilson, Midden, and Rees have "voting power" by virtue of their positions as trustees of the trust holding 111,090 shares under the Company's ESOP. The ESOP trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. Unallocated shares and allocated shares for which no timely direction is received are voted by the ESOP trustees in proportion to the participant-directed voting of allocated shares.
(2)  Includes 1,000 shares held by spouse.
(3) Includes 8,300 shares held for the benefit of Ms. Long by the 401(k) Plan.
(4)  Includes 25 shares held by spouse.
(5)  Includes 15,000 shares held by spouse.


     The principal occupation of each director of the Company for the last five years is set forth below.

     WILLIAM D. MORRIS has been retired since 1988 from his position as a certified public accountant and a partner in the firm of Morris, Ingram & Brunker in Cynthiana Kentucky. Mr. Morris served as President of the Bank from January 1, 1987 until December 31, 1993 and has served as Chairman of the Board since that date. Mr. Morris also serves on the Board of Directors of the Industrial Foundation and the Cynthiana Library Board. He is a former Board member of the Cynthiana-Harrison County Community Service Center and the Society for Retarded Citizens.

     G. BERNARD MIDDEN, JR. has been retired since 1986. He is a board member and president of Harrison County Water Association, Past President of the Council for Burley Tobacco and past
Chairman of the Board of Harrison Memorial Hospital.

     LUTHER O. BECKETT retired from his position as Executive Vice President and Secretary of the Bank in June 1992, a position he had held since 1967. Mr. Beckett currently serves as Vice Chairman of the Board of Directors. Mr. Beckett resides at Route 1, Berry, Kentucky.

     DIANE E. RITCHIE serves as Vice President, Branch Manager and Marketing Officer of the Bank. Prior to becoming an officer of the Bank in March 1996, she was a buyer for Grede Foundries, a foundry based in Cynthiana, Kentucky for 24 years.

     JOHN SWINFORD is an attorney with the law firm of Swinford & Sims, P.S.C., based in Cynthiana, Kentucky. He serves on the Board of Trustees of the Cynthiana/Harrison County Library.
Until May 1994, Mr. Swinford served on the board of directors of The National Bank of Cynthiana.

     BETTY J. LONG has served as President and Chief Executive Officer of the Bank since May 1994 and has been a member of the Board of Directors of the Bank since January 1995. Prior to assuming her current position, Ms. Long served as Vice President of the Bank from 1986 to 1994. She joined the Bank in 1965. Ms. Long also serves as President of the Central Kentucky Savings and Loan League.

     MILTON G. REES retired in 1993. Prior to his retirement, Mr. Rees was the owner and manager of Harrison Motor Co. in Cynthiana, Kentucky.

     WILBUR H. WILSON is a self-employed physician in Cynthiana, Kentucky. Dr. Wilson is Past Chairman of the Board of the Harrison County Health Department and Past Chairman of the Board of the Wedco District Health Department.
_________________________________________________________________
      MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
_________________________________________________________________

     The Board of Directors of the Company meets monthly and may have additional special meetings. During the year ended June 30, 1996, the Board held 12 regular meetings. No director attended fewer than 75% of the total number of Board meetings held during the year ended June 30, 1996 and the total number of meetings held by committees on which such director served during such fiscal year.

     The Company's Nominating Committee consists of three directors appointed annually by the Board of Directors to consider potential nominees to the Board of Directors.

     The Company's Audit Committee consists of three directors appointed annually by the Board of Directors. Prior to March 1996, Directors Morris, Ritchie and Swinford comprised the Company's Audit Committee. In March 1996, Director Ritchie became an officer of the Bank and was replaced on the Audit Committee by Director Midden. The Audit Committee meets periodically during the year to examine and approve the audit report prepared by the

independent auditors of the Company, to review the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls. The Committee also meets as needed with the Company's independent auditors to review the Company's accounting and financial reporting policies and practices. The Audit Committee met six times during the year ended June 30, 1996.

     The Company's Salary Committee consisted of Directors Beckett, Midden and Rees. In April 1996, the Board switched committee assignments and Directors Morris, Swinford and Wilson now serve on this committee. The Company's Salary Committee meets on an as needed basis to review and designate compensation levels for officers of the Company and the Bank. This Committee met twice during fiscal year 1996.

_________________________________________________________________
                    EXECUTIVE COMPENSATION
_________________________________________________________________

     Summary Compensation Table. The following table sets forth cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and the Bank. No executive officer received salary and bonus in excess of $100,000 during the fiscal year ended June 30, 1996.

                                                                      Long-Term Compensation
                                                                     -----------------------
                                                                             Awards
                                      Annual Compensation            -----------------------
Name and                          -------------------------------   Restricted    Securities        All
Principal                Fiscal                    Other Annual       Stock       Underlying        Other
Position                  Year  Salary   Bonus    Compensation(1)   Award(s)(2)    Options       Compensation
---------------------------------------------------------------------------------------------------------------

Ms. Betty J. Long         1996  $ 44,500  $1,750     $   158       $169,236 (3)    34,715         $14,343 (4)
  President and Chief     1995    38,400   6,400       5,144          --              --            --
  Executive Officer (2)   1994    33,150   3,000       2,892          --              --            --

____________
(1) "Other Annual Compensation" consists of contributions made to the Bank's 401(k) Plan on behalf of Ms. Long to match pre-tax deferral contributions (included under the "Salary" column) made by Ms. Long to such plan.
(2) Calculated as the number of shares of restricted stock awarded (13,886 shares) multiplied by the closing market price of the Common Stock ($12.1875) on the date of grant.
(3) As of June 30, 1996, Ms. Long held 13,886 shares of restricted Common Stock awarded under the Kentucky First Bancorp, Inc. Management Recognition Plan ("MRP"). Such shares had an aggregate value of $190,933 based on the closing price of the Common Stock on June 30, 1996 ($13.75 per share). Such shares vest at the rate of 20% per year from the date of award, subject to accelerated vesting upon death or disability. Dividends are paid on such shares to the extent paid on the Common Stock generally.
(4) Consists of contributions by the Company to Ms. Long's account in the ESOP.

     Option Year-end Value Table. The following table sets forth information concerning the value of options held by the Chief
Executive Officer at June 30, 1996.

                        Number of Securities            Value of Unexercised
                       Underlying Unexercised           In-the-Money Options
                    Options at Fiscal Year-End          at Fiscal Year-End (1)
                    ----------------------------    -----------------------------
Name                Exercisable    Unexercisable    Exercisable     Unexercisable
----                -----------    -------------    -----------     -------------
Ms. Betty J. Long       --           34,715           $  --          $ 54,242

______________
(1) Represents the difference between the fair market value of the underlying shares of Common Stock at fiscal year-end
     ($13.75 per share) and the exercise price ($12.1875 per share).


     Option Grants in Last Fiscal Year. The following table contains information concerning the grants of stock options under the Option Plan to the Company's Chief Executive Officer.

                     Number of          % of Total
                     Securities           Options
                     Underlying         Granted to
                       Options         Employees in     Exercise     Expiration
Name                 Granted (1)        Fiscal Year       Price          Date
----               ---------------     -------------    ---------    -----------

Ms. Betty J. Long       34,715          35.71%           $12.1875      4/2/06

__________
(1) All options vest at the rate of 20% per year from the effective date of grant, April 3, 1996.

     Supplemental Executive Retirement Agreement. In order to provide Ms. Betty J. Long with competitive retirement benefits, and thereby to encourage her continuing service as the President and Chief Executive Officer of the Bank, the Bank has entered into a supplemental executive retirement agreement (the "SERA") with Ms. Long effective January 1, 1995. Pursuant to the terms of the SERA, upon Ms. Long's termination of employment with the Bank, for any reasons other than "just cause" (as determined under Ms. Long's employment agreement), she will be entitled to receive annual payments from the Bank in an amount equal to the product of (i) her "Vested Percentage" and 60% of her "Average Annual Compensation," less (ii) her "Annual Offset Amount."
Under the SERA, "Vested Percentage" means 6.67% per calendar year of Ms. Long's service with the Bank beginning January 1, 1995 (up to a maximum Vested Percentage of 100%), "Average Annual Compensation" means the average of Ms. Long's highest annual compensation for three of the five calendar years preceding her termination of employment, and "Annual Offset Amount" means the annual amount that would be payable to Ms. Long if her accounts under the Bank's tax-qualified retirement plans were paid to her in substantially equal payments over the number of years for which benefits are payable under the SERA, with such payments deemed to commence upon termination of Ms. Long's employment. Such annual payments shall be made for her life, with a 50% benefit payable to her surviving spouse, if any.

     In the event Ms. Long terminates employment due to disability as determined under her employment agreement, Ms. Long would receive annual payments for life in an amount per year equal to 60% of her Average Annual Compensation, less her Annual Offset Amount. In the event Ms. Long's spouse survives her, he shall be entitled to receive 50% of the amount Ms. Long would have received: (i) in the event benefit payments had commenced prior to her death, had she survived to collect the full benefits payable for her retirement or disability, or (ii) otherwise had she retired on the date of her death, with a Vested Percentage equal to 100%. Termination for just cause would result in her forfeiture of all retirement benefits under the SERA. In the event the Bank terminates Ms. Long's employment for other than "just cause" or in the event of termination of employment in connection with a change in control (as defined in the Option
Plan), then Ms. Long's Vested Percentage shall be deemed to be 100% (unless she had terminated employment before the change in control), and the present value of the benefits payable to Ms. Long would be paid in one lump sum within 10 days of termination of employment or within 10 days following a change in control, if earlier.

     Employment Agreements. The Company and the Bank have each entered into a separate employment agreement (the "Employment Agreements"), with Ms. Betty J. Long, President and Chief Executive Officer of the Bank and of the Company. In such capacity, Ms. Long is responsible for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Board of Directors. The Board of Directors believe that the Employment Agreements assure fair treatment of Ms. Long in relation to her career with the Company and the Bank.


     The Employment Agreements became effective on the date of completion of the Conversion and provide for a term of three years, with an annual base salary equal to her existing base salary rate in effect on the date of Conversion. On each anniversary date from the date of commencement of the Employment Agreements, the term of her employment under the Employment Agreements may be extended for an additional one-year period beyond the then effective expiration date, upon an affirmative determination by the Board of Directors that the performance of Ms. Long has met the required performance standards and that such Employment Agreements should be extended. The Employment Agreements provide for a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. The Employment Agreement will terminate upon Ms. Long's death or disability, and is terminable by the Bank for "just cause" as defined in the Employment Agreements. In the event of termination for just cause, Ms. Long will have no right to receive compensation or benefits. If the Company or the Bank terminates her without just cause, she will be entitled to a continuation of her salary and benefits from the date of termination through the remaining term of the Employment Agreement plus an additional 12-month period (but not in excess of applicable OTS limitations). If the Employment Agreements are terminated due to Ms. Long's "disability" (as defined in the Employment Agreements), she will be entitled to a continuation of her salary and benefits through the date of such termination, including any period prior to establishment of disability. In the event of Ms. Long's death during the term of the Employment Agreement, her estate will be entitled to receive his or her salary through the end of the month of her death. Ms. Long may voluntarily terminate her Employment Agreement by providing at least 90 days' written notice to the Boards of Directors of the Bank and the Company, in which case she would be entitled to receive only her compensation, vested rights and benefits up to the date of termination.

     The Employment Agreements contain provisions stating that in the event of Ms. Long's involuntary termination of employment in connection with, or within 12 months after, any change in control of the Bank or the Company, other than for "just cause," Ms. Long will be paid within 10 days of such termination an amount equal to the difference between (i) the product of 2.99 times his or her "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that she receives on account of the change in control. The Employment Agreements also provide for a similar lump sum payment to be made in the event of Ms. Long's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by her, including (i) the requirement that she perform her principal executive functions more than 30 miles from the Bank's current primary office, (ii) a reduction in her base compensation as then in effect, (iii) the failure of the Company or the Bank to maintain existing or substantially similar employee benefit plans, including material vacation, fringe benefits, stock option and retirement plans,
(iv) the assignment of duties and responsibilities which are other than those normally associated with her position with the Bank, (v) a material reduction in the Employee's authority and responsibility, (vi) the failure to elect or re-elect Ms. Long to the Company's or the Bank's Board of Directors; and (vii) a material reduction in her secretarial or other administrative support. "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Company's voting stock, the control of the election of a majority of the Bank's or the Company's directors, or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, under the Employment Agreements, a change in Control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period (the "Continuing Directors") cease to constitute at least a majority of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by at least a majority vote of the Continuing Directors then in office. The Employment Agreements with the Bank provide that within five business days before or after a change in control which was not approved in advance by a resolution of a majority of the Continuing Directors, the Bank shall fund, or cause to be funded, a trust in the amount of 2.99 times Ms. Long's base amount, that will be used to pay amounts owed her upon termination, other than for just cause, within 12 months of the change in control. The amount to be paid to Ms. Long from this trust upon her termination is determined according to the procedures outlined in her Employment Agreement with the Bank, and any money not paid to her is returned to the Bank. The aggregate payments that would be made to Ms. Long assuming her termination of employment under the foregoing circumstances at June 30, 1996 would have been approximately $108,000. These provisions may have an anti-takeover effect by making it more expensive for
 a potential acquiror to obtain control of the Company. In the event that Ms. Long prevails over the Company and the Bank in a legal dispute as to the Employment Agreement, she will be reimbursed for her legal and other expenses.

_________________________________________________________________
                  DIRECTORS' COMPENSATION
_________________________________________________________________

     The Company's directors receive fees of $200 per month. The Bank's directors receive fees of $600 per monthly board meeting, $50 per special meeting and committee meeting attended (with the exception of the Chief Executive Officer and Vice President and Director Ritchie who are not compensated for committee meetings). William D. Morris, Chairman of the Board, is also paid a consulting fee of $50 per hour for professional services to the Bank.

     Pursuant to the Kentucky First Bancorp, Inc. Stock Option and Incentive Plan (the "Option Plan"), non-employee directors of the Company received automatic grants of stock options in fiscal year 1996. Each director who was not an employee on the effective date of the Option Plan (Directors Beckett, Midden, Morris, Rees, Swinford and Wilson) received options to purchase 6,943 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant ($12.1875 per share). All such options will expire on April 2, 2006. In addition, pursuant to the MRP, non-employee directors each received a plan share award of 2,777 shares of restricted Common Stock. Such shares vest at the rate of 20% per year from the effective date of the award (April 3, 1996).

     Director Retirement Plan. The Bank's Board of Directors has adopted a retirement plan for its non-employee directors (the "Directors' Plan"), effective January 1, 1995. A participant in the Directors' Plan will receive a one-time payment following termination of service on the Board in an amount equal to the product of his or her "Benefit Percentage," his or her "Vested Percentage," and $14,400. A participant's "Benefit Percentage" is based on his or her overall years of service on the Board of Directors of the Bank, and increases in increments of 33-1/3% from 0% for less than five years of service, to 33-1/3% for six to 12 years of service, to 66-2/3% for 13 to 19 years of service, and to 100% for 20 or more years of service. A participant's "Vested Percentage" equals 33-1/3% if the participant is serving on the Board on the date of the Conversion, increases to 66-2/3% if the participant completes one year of service following the Conversion, and becomes 100% if the participant completes a second year of service following the Conversion. However, in the event a participant terminates service on the Board due to "disability" or death, or in the event of a "change in control" (as such terms are defined in the Directors' Plan) while serving as a director, the participant's Vested Percentage becomes 100% regardless of his or her years of service. This provision may have the effect of deferring a hostile change in control by increasing the costs of acquiring control. If a participant dies, his or her surviving spouse, or if none, the participant's estate, will receive an amount equal to 50% of the benefit that would have been paid to the participant if the participant (i) had retired on the date of his or her death, and (ii) had a Vested Percentage equal to 100%. The Bank will pay all benefits under the Directors' Plan from its general assets.

     Deferred Compensation Program. The Bank has entered into separate deferred compensation agreements (the "Deferred Compensation Program") with Directors Rees, Ritchie, Swinford, and Wilson, pursuant to which they will receive certain benefits in lieu of cash compensation they otherwise would have received. Effective April 1, 1995, the Deferred Compensation Program was amended to provide that the participants will receive an amount equal to the fees deferred plus interest accrued on this deferral at a rate of 9% per year through March 31, 1995, compounded monthly funds were used to purchase Common Stock in the Conversion.

     In addition, as part of the Incentive Compensation Plan ("Incentive Compensation Plan"), directors may elect to defer the receipt of all or part of their compensation. Under the deferred compensation program, deferred amounts are credited to a bookkeeping account ("Deferral Account") in the participant's name, which is credited quarterly and according to the terms of the participant's deferred compensation agreement. The Deferral Account is adjusted

at the end of each calendar year to credit the participant's Deferral Account with the appreciation or depreciation that would have occurred if the deferred amounts had been invested based upon the participant's choice between (i) 3% times the Multiplier, (as defined under the First Federal Savings Bank Incentive Compensation Plan), (ii) Common Stock, and (iii) the Bank's highest annual rate of interest on certificates of deposit having a one-year term. Deferred compensation agreements are prospective only and irrevocable with respect to amounts deferred pursuant thereto, except that a participant may at any time, and from time to time, (i) change the beneficiary designated therein,
(ii) prospectively change the investment selection applicable to his deferral account, and/or (iii) file a deferred compensation agreement which supersedes a prior deferred compensation agreement as to amount deferred on or after the January 1st which coincides with or next follows execution of the superseding agreement. In addition, participants may cease future accruals at any time. The Bank will pay all benefits under the Deferred Compensation Program from its general assets.

     For financial reporting purposes, the fees and compensation which are deferred will be expensed as though paid in cash when earned. For tax purposes, participants who entered into deferred compensation agreements will defer ordinary income taxation on amounts otherwise payable in cash. Tax recognition will occur as deferred amounts, and any earnings attributable thereto, are paid from the trust to participants, and the Bank will then be entitled to a corresponding deduction.

_________________________________________________________________
                 TRANSACTIONS WITH MANAGEMENT
_________________________________________________________________

     Mr. Swinford, an attorney in Cynthiana, Kentucky, serves as local counsel for the Bank. Swinford & Sims, P.S.C., a firm in which Mr. Swinford is a partner performs title and document work in connection with mortgage loans. In fiscal year 1996, fees for such services totaled $14,160. Mr. Swinford is paid a monthly retainer fee of $200.

     The Bank offers loans to its directors, officers, and employees. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and to not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank's capital and surplus (i.e., up to $500,000) to such persons must be approved in advance by a disinterested majority of the Board of Directors. At June 30, 1996, the Bank's loans to directors and executive officers totalled $289,000, or 3.6% of the Bank's stockholders equity at that date.

_________________________________________________________________
          RELATIONSHIP WITH INDEPENDENT AUDITORS
_________________________________________________________________

     England & Hensley was the Company's independent certified public accountant for the 1995 fiscal year. On May 9, 1996, the Company, with the approval of the Board of Directors, decided to dismiss England & Hensley, and to engage Grant Thornton LLP. England & Hensley served as the Company's independent public auditors from 1986 through the fiscal period ended June 30, 1995. The Board of Directors' decision to engage Grant Thornton LLP is based on the resources of that firm's community-based financial institution practice. England & Hensley's reports on the financial statements of the Company for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. There have not been any disagreements between the Company and England & Hensley on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of England and Hensley, would have caused it to make reference to the subject matter of such disagreement in connection with its report.


     The Board of Directors presently intends to renew the Company's arrangement with Grant Thornton LLP to be its independent certified public accountant for the fiscal year ending June 30, 1997. A representative of Grant Thornton LLP is expected to be present at the Meeting to respond to appropriate questions and to make a statement, if so desired.

_________________________________________________________________
              BENEFICIAL OWNERSHIP REPORTS
_________________________________________________________________

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than ten percent of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based on the Company's review of such reports which the Company received during the last fiscal year, or written representations from such persons that no annual report of change in beneficial ownership was required, the Company believes that, during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements.

_________________________________________________________________
                      OTHER MATTERS
_________________________________________________________________

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should pro-perly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of the Board of Directors.

_________________________________________________________________
                       MISCELLANEOUS
_________________________________________________________________

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

_________________________________________________________________
                  STOCKHOLDER PROPOSALS
_________________________________________________________________

     In order to be eligible to be considered for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 306
N. Main Street, Cynthiana, Kentucky 41031-1210, no later than June 4, 1997. Any such proposal shall be subject to the require-ments of the proxy rules adopted under the Exchange Act.

                        BY ORDER OF THE BOARD OF DIRECTORS

                        /s/ Kevin R. Tolle

                        KEVIN R. TOLLE
                        SECRETARY

Cynthiana, Kentucky
October 2, 1996


_________________________________________________________________
                      FORM 10-KSB
_________________________________________________________________

     A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, KENTUCKY FIRST BANCORP, INC., 306 NORTH MAIN STREET, CYNTHIANA, KENTUCKY 41031-1210.
_________________________________________________________________




                          REVOCABLE PROXY
                     KENTUCKY FIRST BANCORP, INC.
                        CYNTHIANA, KENTUCKY

_________________________________________________________________
                   ANNUAL MEETING OF STOCKHOLDERS
                         NOVEMBER 6, 1996
_________________________________________________________________

     The undersigned hereby appoints Luther O. Beckett, Milton G. Rees and Wilbur H. Wilson, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of common stock of Kentucky First Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the main office of First Federal Savings Bank, 306 North Main Street, Cynthiana, Kentucky, on Wednesday, November 6, 1996 at 4:30 p.m., local time, and at any and all adjournments thereof, as follows:

                                                        VOTE
                                            FOR        WITHHELD
                                            ---        --------
I.   The election as directors of all
     nominees listed below (except as
     marked to the contrary below).        [   ]       [    ]

      William D. Morris
      G. Bernard Midden, Jr.

      INSTRUCTION:  TO WITHHOLD YOUR VOTE
      FOR ANY INDIVIDUAL NOMINEE, INSERT THAT
      NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

      ________________________________________

     The Board of Directors recommends a vote "FOR" the listed proposition.

_________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.
_________________________________________________________________

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a proxy statement dated October 2, 1996 and an annual report.

Dated: _______________________, 1996


__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, admin-istrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

_________________________________________________________________
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.
_________________________________________________________________